SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 20, 2006
Date of Report (Date of Earliest Event Reported)
SEQUOIA RESIDENTIAL FUNDING, INC.
SEQUOIA MORTGAGE TRUST 2005-3
(as Depositor of Sequoia Mortgage Trust 2005-3, the Issuer of Mortgage Pass-
Through
Certificates under a Pooling and Servicing Agreement

dated as of April 1, 2005)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-118832-08	35-2170972

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330, Mill Valley, CA 94941
(Address of Principal Executive Offices)
(415) 381-1765
(Registrant’s Telephone Number,
Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2005-3 (the “Certificates”).

The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 9.01.	Exhibits

	10.1	Monthly Payment Date Statement relating to the distribution to
Certificateholders, March 20, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 11, 2006

SEQUOIA RESIDENTIAL FUNDING, INC.
By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number
10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, March 20, 2006	5